UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2004

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

This supplemental information is being furnished to assist investors in analyzing the Company’s historical 2004, 2003, 2002, 2001 and 2000 financial information compared to the third quarter and nine months 2004 presentation, which added a non-core retail brokerage unit to discontinued operations.

On October 29, 2004, a Current Report on Form 8-K (the “October 29 Form 8-K”) was filed in conjunction with the release of third quarter and nine months 2004 financial results that included a quarterly and full year consolidated summary of operations for the year ended December 31, 2003, the quarter ended March 31, 2004, and the quarter and six months ended June 30, 2004, reclassified for discontinued operations.  This Form 8-K filing supplements the October 29 Form 8-K by adding reclassified information for each quarter as well as full years ended December 31, 2002, 2001 and 2000, and is attached as Exhibit 99.1.

The October 29 Form 8-K also included segment information reclassified for discontinued operations for each quarter and full year ended December 31, 2003, the quarter ended March 31, 2004, and the quarter and six months ended June 30, 2004. This Form 8-K filing supplements the October 29 Form 8-K by adding reclassified information for each quarter as well as full years ended December 31, 2002, 2001 and 2000, and is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a)—(b)    Not applicable.

(c)                                         Exhibits:

The following exhibits are furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1

Consolidated Summary of Operations - Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2004, (ii) the quarter and six months ended June 30, 2004, (iii) the quarters ended March 31, June 30, September 30 and December 31, 2003, 2002, 2001 and 2000 and (iv) the years ended December 31, 2003, 2002, 2001 and 2000.

99.2

Segments-Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2004, (ii) the quarter and six months ended June 30, 2004, (iii) the quarters ended March 31, June 30, September 30 and December 31, 2003, 2002, 2001 and 2000 and (iv) the years ended December 31, 2003, 2002, 2001 and 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ David P. Bolger
David P. Bolger Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: October 28, 2004

EXHIBIT INDEX

The following is a list of the exhibits furnished with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99.1

Consolidated Summary of Operations - Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2004, (ii) the quarter and six months ended June 30, 2004, (iii) the quarters ended March 31, June 30, September 30 and December 31, 2003, 2002, 2001 and 2000 and (iv) the years ended December 31, 2003, 2002, 2001 and 2000.

99.2

Segments-Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2004, (ii) the quarter and six months ended June 30, 2004, (iii) the quarters ended March 31, June 30, September 30 and December 31, 2003, 2002, 2001 and 2000 and (iv) the years ended December 31, 2003, 2002, 2001 and 2000.